SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 8, 2002.




                                  BioTime, Inc.
             (Exact name of registrant as specified in its charter)

                                     1-12830
                            (Commission File Number)

             California                               94-3127919
    (State or other jurisdiction                     (IRS Employer
          of incorporation)                        Identification No.)

                                935 Pardee Street
                           Berkeley, California 94710
                    (Address of principal executive offices)

                                 (510) 845-9535
              (Registrant's telephone number, including area code)


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         Statements  made in this  Report  that  are not  historical  facts  may
constitute   forward-looking   statements   that  are   subject   to  risks  and
uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as "expects," "may," "will," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions identify forward-looking statements.


Item 5.  Other Events.

         The Health Products and Food Branch, Health Canada, has approved Hextend(R) for sale in Canada. Hextend is BioTime's proprietary hetastarch-based plasma volume expander with lactate, multiple electrolytes, and physiological amounts of glucose. Hextend will be marketed in Canada by Abbott Laboratories, Limited, Canada, an affiliate of Abbott International.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BIOTIME, INC.


Date:  July 9, 2002                  By     /s/ Paul Segall
                                        ----------------------------------------
                                            Paul E. Segall
                                            Chairman and Chief Executive Officer



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